SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Capital Southwest Corporation

                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14-a6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:


[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

                                                                    June 5, 1996



To the Shareholders of Capital Southwest Corporation:

     The Annual Meeting of Shareholders of our Corporation will be held on Monday, July 15, 1996, at 10:00 a.m. in the North Dallas Bank Tower Meeting Room (First Floor), 12900 Preston Road, Dallas, Texas.

     A Notice of the Annual Meeting, a Proxy and a Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the Capital Southwest Corporation Annual Report for the fiscal year ended March 31, 1996 is enclosed to provide information regarding the performance of the Corporation during the past year. Holders of Common Stock are entitled to vote on the basis of one vote for each share held. If you attend the Annual Meeting, you retain the right to vote in person even though you previously mailed the enclosed Proxy.

     It is important that your shares be represented at the meeting whether or not you are personally in attendance. Please review the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting with you and, together with our directors and officers, discussing the Corporation's business. I hope you will be present.

                                                           Very truly yours,


                                                           William R. Thomas
                                                           Chairman of the Board
                                                           and President

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 15, 1996

To the Shareholders of Capital Southwest Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Capital Southwest Corporation, a Texas corporation (the "Corporation"), will be held on Monday, July 15, 1996, at 10:00 a.m., Dallas time, in the Meeting Room (First Floor) of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, for the following purposes:

1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

2. To approve the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation;

3. To consider and vote upon a proposal to amend the fundamental investment policies of the Corporation, as set forth in its filings with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, subject to compliance with the terms of a pending exemptive order for which an application has been submitted to the SEC;

4. To consider and vote upon a proposal to amend the fundamental investment policies of the Corporation's wholly-owned subsidiary, Capital Southwest Venture Corporation, as set forth in its filings with the SEC under the Investment Company Act of 1940, as amended, subject to compliance with the terms of a pending exemptive order for which an application has been submitted to the SEC; and

5. To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of Common Stock of the Corporation of record at the close of business on May 31, 1996 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

If you do not expect to attend in person, please sign, date and return the enclosed proxy.

                                              By Order of the Board of Directors
                                              TIM SMITH
                                              Secretary
Dallas, Texas
June 5, 1996

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 15, 1996

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Capital Southwest Corporation, a Texas corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on July 15, 1996 or any adjournment thereof. The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about June 5, 1996.

                             PURPOSES OF THE MEETING

     The Annual  Meeting of the  Shareholders  is to be held for the purposes of
(1) electing five persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified (see ELECTION OF DIRECTORS); (2) approving the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors for the Corporation (see APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS); (3) voting upon the proposal to amend the fundamental investment policies of the Corporation (see AMENDMENT OF FUNDAMENTAL INVESTMENT POLICIES OF THE CORPORATION); (4) voting upon the proposal to amend the fundamental investment policies of Capital Southwest Venture Corporation ("CSVC") (see AMENDMENT OF FUNDAMENTAL INVESTMENT POLICIES OF CSVC); and (5) transacting such other business as may properly come before the meeting or any adjournment thereof.

     To be elected a director, each nominee must receive the favorable vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting. In order to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending March 31, 1997, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting.

     The affirmative votes of the holders of a majority of the Corporation's outstanding voting securities (Common Stock) are required to approve the amendment of the fundamental investment policies of the Corporation and the amendment of the fundamental investment policies of its wholly-owned subsidiary, CSVC. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), the term "majority of the [Corporation's] outstanding voting securities" means the vote of (i) 67% or more of the [Corporation's] Common Stock present at the meeting, if the holders of more than 50% of the outstanding Common Stock are present or represented by proxy, or (ii) more than 50% of the [Corporation's] outstanding Common Stock, whichever is less.

     The Board of Directors unanimously recommends that the shareholders vote FOR the election as directors of the persons named under ELECTION OF DIRECTORS, FOR the approval of the appointment of KPMG Peat Marwick LLP as independent auditors, FOR the proposal to amend the fundamental investment policies of the Corporation, and FOR the proposal to amend the fundamental investment policies of CSVC.

                              VOTING AT THE MEETING

     The record date for holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders is the close of business on May 31, 1996, at which time the Corporation had outstanding and entitled to vote at the meeting 3,767,051 shares of Common Stock.

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in his name at the close of business on the record date. Shareholders who are present, in person or by proxy, but abstain from voting on any item will be counted as present at the meeting, but not voting on any such item. Similarly, nominees (such as broker-dealers) who are present, in person or by proxy, but abstain or refrain from voting on any item, will be counted as present at the meeting, but not voting on any such item.

     Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted FOR the election as directors of the persons named under ELECTION OF DIRECTORS (PROPOSAL 1), FOR the approval of the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors (PROPOSAL 2), FOR the proposal to amend the fundamental investment policies of the Corporation (PROPOSAL 3) and FOR the proposal to amend the fundamental investment policies of CSVC (PROPOSAL 4). In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor the Board of Directors of the Corporation knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

     In the event a quorum is present at the Annual Meeting, but insufficient affirmative votes have been obtained to approve PROPOSAL 3 and PROPOSAL 4, the Board of Directors may elect to adjourn the meeting to allow more time for soliciting affirmative votes. If such an adjournment is proposed, each proxy delivered to the Corporation which contains a vote against PROPOSAL 3 or PROPOSAL 4 or abstains or fails to vote on either PROPOSAL 3 or PROPOSAL 4 will be voted against such adjournment. All proxies delivered to the Corporation which contain a vote for both PROPOSAL 3 and PROPOSAL 4 will be voted for any such adjournment proposal.


                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Corporation as of May 1, 1996 by (1) each person, so far as is known to the management of the Corporation, who is the beneficial owner (as that term is defined in the rules and regulations of the Securities and Exchange Commission) of more than 5% of the outstanding Common Stock, (2) each executive officer listed in the Summary Compensation Table, and
(3) all directors and executive officers of the Corporation as a group.

          Name and Address                   Shares Owned                Percent
         of Beneficial Owner                 Beneficially               of Class
         -------------------                 ------------               --------

William R. Thomas
12900 Preston Rd., Suite 700
Dallas, Texas 75230....................     1,177,955 (1)(2)(3)            31.2%

J. Bruce Duty
12900 Preston Rd., Suite 700
Dallas, Texas 75230....................     646,867 (1)(2)                 17.2

David M. Smith
2830 Produce Row
Houston, Texas  77021..................     247,226 (1)                     6.6

U.S. Trust Corporation
114 West 47th Street
New York, New York 10036...............     219,350 (4)                     5.8

Gary L. Martin
930 Whitmore Dr.
Rockwall, Texas 75087..................     200,736 (1)(2)                  5.3

Harris Associates L.P.
Two North LaSalle Street
Chicago, IL  60602.....................     193,416 (5)                     5.1

Tim Smith..............................     101,144 (1)(2)                  2.7

Patrick F. Hamner......................      29,104 (2)                     0.8

       Name and Address                         Shares Owned             Percent
     of Beneficial Owner                        Beneficially            of Class

All directors and executive officers
as a group (9 persons)......................    1,374,189  (6)              36.1

     (1) Messrs. Duty and Thomas constitute a majority of the trustees of certain trusts pursuant to employee stock ownership plans for employees of the Corporation and its wholly-owned subsidiaries owning 515,047 shares, with the power as trustees to vote such shares. Messrs. Duty and Thomas also participate in the power to direct the trustees in the voting of 88,144 shares owned by a trust pursuant to a pension plan for employees of the Corporation and certain wholly-owned subsidiaries of the Corporation. Accordingly, Messrs. Duty and Thomas have shared voting and investment power with respect to the 603,191 shares, representing 16.0% of the outstanding Common Stock of the Corporation, owned by the aforementioned trusts. Under the rules and regulations of the Securities and Exchange Commission, Messrs. Duty and Thomas are both deemed to be the beneficial owners of such 603,191 shares which are included in the shares beneficially owned by Messrs. Duty and Thomas.

     Mr. Martin serves as trustee, with Messrs. Duty and Thomas, of one of the aforementioned trusts owning 104,082 shares. Under the rules and regulations of the Securities and Exchange Commission, Mr. Martin is deemed to be the beneficial owner of such 104,082 shares which are included in the shares beneficially owned by Mr. Martin.

     Mr. D. Smith, President of The RectorSeal Corporation, a wholly-owned subsidiary of the Corporation, serves as trustee, with Messrs. Duty and Thomas, of one of the aforementioned trusts owning 240,501 shares. Under the rules and regulations of the Securities and Exchange Commission, Mr. D. Smith is deemed to be the beneficial owner of such 240,501 shares which are included in the shares beneficially owned by Mr. D. Smith.

     Of the shares owned by trusts pursuant to the aforementioned employee stock ownership plans, 15,316, 3,286 and 16,924 were allocated to Messrs. Duty, Martin and D. Smith, respectively, all of which were vested.

     Mr. T. Smith, with Messrs. Duty and Thomas, participates in the power to direct the trustees in the voting of 88,144 shares owned by a trust pursuant to a pension plan for employees of the Corporation and certain wholly-owned subsidiaries of the Corporation. Under the rules and regulations of the Securities and Exchange Commission, Mr. T. Smith is deemed to be the beneficial owner of such 88,144 shares which are included in the shares beneficially owned by Mr. T. Smith.

     (2)  Includes  8,400,  5,600,  4,385,  3,000 and 10,040  shares  subject to immediately exercisable stock options held by Messrs. Thomas, Duty, Martin, T. Smith and Hamner, respectively.

     (3) Mr. Thomas has sole voting and investment power with respect to 290,000 shares, and shared voting and investment power with respect to 276,364 shares which include 69,839 shares owned by his children, as to which he disclaims beneficial ownership, and 206,525 shares owned by Thomas Heritage Partners, Ltd., in which Mr. Thomas has a 65.7% limited partnership interest. Mr. Thomas holds a majority membership interest in and is President and sole manager of Thomas Heritage Company, LLC, the sole general partner of Thomas Heritage Partners, Ltd.

     (4) As reported to the Corporation by U.S. Trust Corporation, that corporation has shared dispositive power and shared voting power with respect to 219,350 shares via either a trust/fiduciary capacity and/or a portfolio management/agency relationship with the persons who own the shares.

     (5) As reported to the Corporation by Harris Associates L.P., that partnership has sole dispositive power with respect to 105,316 shares, shared dispositive power with respect to 88,100 shares and shared voting power with respect to 193,416 shares by reasons of advisory and other relationships with the persons who own the shares.

     (6) Includes (i) the shares owned by the trusts and partnership referred to in Notes (1) and (3), respectively, to the above table, (ii) 37,025 shares subject to immediately exercisable stock options (including those referred to in Note (2) to the above table), (iii) 1,500 shares held in a retirement trust for the benefit of a director of the Corporation and (iv) 69,839 shares owned by immediate family members of Mr. Thomas (as to which shares he disclaims beneficial ownership). If the 52,975 shares subject to stock options became exercisable pursuant to terms of the stock option plan related to a "change in control" of the Corporation (see COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS - Incentive Stock Option Plan), all executive officers and directors as a group would, upon exercise of such options, beneficially own 37.4% of the outstanding Common Stock of the Corporation.

                       ELECTION OF DIRECTORS (PROPOSAL 1)

     Five directors are proposed to be elected at the meeting to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified. The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as directors of the Corporation to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors of the Corporation in voting the shares represented by them at the Annual Meeting. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

     The names of the nominees, along with certain information concerning them, are set forth below.

GRAEME W. HENDERSON

     Mr. Henderson, age 62, has been a director of the Corporation since 1976 and previously served as a director of the Corporation from 1962 to 1964. Mr. Henderson has been self-employed as a private investor and consultant for more than five years. Mr. Henderson also serves as a director of Starwood Lodging Corporation.

*GARY L. MARTIN

     Mr. Martin, age 49, has been a director of the Corporation since July 1988 and has served as Vice President of the Corporation since July 1984. He previously served as Vice President of the Corporation from 1978 to 1980. Since 1980, Mr. Martin has served as President of The Whitmore Manufacturing Company, a wholly-owned subsidiary of the Corporation.

JAMES M. NOLAN

     Mr. Nolan, age 62, has been a director of the Corporation since July 1980. He has been self-employed as a private investor and consultant to the telecommunications industry since 1978. Mr. Nolan also serves as a director of DSC Communications Corporation.

*WILLIAM R. THOMAS

     Mr. Thomas, age 67, has served as Chairman of the Board of Directors of the Corporation since July 1982 and President of the Corporation since 1980. In addition, he has been a director of the Corporation since 1972 and was previously Senior Vice President of the Corporation from 1969 to 1980. Mr. Thomas also serves as a director of Alamo Group Inc., Encore Wire Corporation and Palm Harbor Homes, Inc.

JOHN H. WILSON

     Mr. Wilson, age 53, has been a director of the Corporation since July 1988. He has been President of U. S. Equity Corporation, a venture capital investment firm, since April 1983. Mr. Wilson also serves as a director of Whitehall Corporation, Norwood Promotional Products, Inc., Encore Wire Corporation and Palm Harbor Homes, Inc.

     The following table sets forth the name of each nominee for election to the Board of Directors of the Corporation and the amount and percentage of Common Stock of the Corporation beneficially owned (as that term is defined in the rules and regulations of the Securities and Exchange Commission) by each nominee as of May 1, 1996.



                                                  Shares Owned           Percent
               Name of Nominee                   Beneficially<F1>       of Class
               ---------------                   ---------------        --------
 Graeme W. Henderson.............................    4,700  <F2>             **
*Gary L. Martin .................................  200,736  <F3>            5.3%
 James M. Nolan..................................    2,500                   **
*William R. Thomas ..............................1,177,955  <F4>           31.2%
 John H. Wilson..................................    1,000                   **

* Messrs. Martin and Thomas are "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

**   less than 1%

<F1> Unless otherwise  indicated  below,  each of the persons named in the above table has sole voting and investment power with respect to the shares indicated to be beneficially owned.

<F2> Includes  1,500  shares held by a  retirement  trust for the benefit of Mr.
     Henderson.

<F3> Includes an  aggregate  of 104,082  shares  owned on May 1, 1996 by a trust pursuant to an employee stock ownership plan for employees of The Whitmore Manufacturing Company, a wholly-owned subsidiary of the Corporation. Mr. Martin is deemed the beneficial owner of the 104,082 shares, and has shared voting and investment power with respect to such shares. See Note (1) of the table under STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS for additional information about such trust and beneficial ownership.

     Also includes 4,385 shares subject to immediately exercisable stock options held by Mr. Martin.

<F4> Includes an  aggregate  of 603,191  shares  owned on May 1, 1996 by certain trusts pursuant to benefit plans for employees of the Corporation and its wholly-owned subsidiaries. Mr. Thomas is deemed the beneficial owner of the 603,191 shares, and has shared voting and investment power with respect to such shares. See Note (1) of the table under STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS for additional information about such trusts and beneficial ownership.

     Mr.  Thomas has sole voting and  investment  power with  respect to 290,000 shares, and shared voting and investment power with respect to 276,364 shares which include 69,839 shares owned by his children, as to which he disclaims beneficial ownership, and 206,525 shares owned by Thomas Heritage Partners, Ltd., in which Mr. Thomas has a 65.7% limited partnership interest. Mr. Thomas holds a majority membership interest in and is President and sole manager of Thomas Heritage Company, LLC, the sole general partner of Thomas Heritage Partners, Ltd.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors of the Corporation and persons who beneficially own more than ten percent of the Corporation's common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Corporation believes that each of its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during the year ended March 31, 1996.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Corporation has established an Audit Committee and a Compensation Committee to assist the Board in carrying out its duties. The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors; and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Compensation Committee periodically reviews the compensation, employee benefit plans and other fringe benefits paid to or provided for officers and directors of the Corporation and approves the annual salaries and bonuses of officers of the Corporation. The Corporation does not have a Nominating Committee.

     Messrs. Graeme W. Henderson, James M. Nolan and John H. Wilson are presently members of both the Audit and Compensation Committees. During the fiscal year of the Corporation ended March 31, 1996, nine meetings (including five telephone meetings) of the Board of Directors were held. In addition, two meetings of the Compensation Committee and two meetings of the Audit Committee were held. Each of the directors attended at least 75 percent of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which he served, except Mr. Nolan, who attended 54 percent of such meetings.

                                PERFORMANCE GRAPH

     The following graph compares the Corporation's cumulative total stockholder return during the last five years (based on the market price of the common stock and assuming reinvestment of all dividends and tax credits on retained long-term capital gains) with the Total Return Index for the Nasdaq Stock Market (U.S. Companies) and with the Total Return Index for Nasdaq Financial Stocks, both of which indices have been prepared by the Center for Research in Security Prices at the University of Chicago.

                Comparison of Five Year Cumulative Total Returns


                                [GRAPHIC OMITTED]


                   Nasdaq Total           Nasdaq Financial    Capital Southwest
                  Returns (U.S.)              Stocks             Corporation
                  --------------              ------             -----------

1991                     100                      100                  100

1992                 127.466                  139.067              129.583

1993                 146.532                  197.893              202.958

1994                 158.144                  206.108              215.392

1995                 175.921                  230.875              218.221

1996                 238.875                  317.980              369.773

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

     In addition to reimbursement of travel expenses for attendance at board meetings, a director who is not an employee of the Corporation receives an annual fee of $12,000 for service as a director and $6,000 for service as chairman of a committee of the Board of Directors. In addition, a director who is not an employee of the Corporation receives $1,000 for each directors' meeting (excluding telephone meetings) and $500 for each committee meeting attended, subject to a maximum of $6,000 per year in aggregate meeting fees. Directors' meetings are normally held on a quarterly basis.

Report of the Compensation Committee

The goals of the Corporation's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute materially to the success of the Corporation's venture capital investment activities. The individual judgments made by the Compensation Committee are subjective and are based largely on the Committee's perception of each executive's contribution to both the past performance and the long-term growth potential of the Corporation. The principal elements of compensation for executive officers are base salary, discretionary bonus payments, stock options granted under the Incentive Stock Option Plan and contributions pursuant to the Employee Stock Ownership Plan.

Base salaries were determined by the Committee in July 1995 for each of the executive officers on an individual basis, taking into consideration individual contributions to the Corporation's performance, length of tenure with the Corporation, surveys of compensation levels for comparable positions and internal equities among positions. In addition to base salaries, executive officers received bonus payments in March 1996, the amounts of which were determined by the Committee on a discretionary basis, taking into consideration individual performance and the Corporation's overall performance, with particular emphasis on the achievement of long-term investment objectives.

Under the terms of the Corporation's 1984 Incentive Stock Option Plan, which expired in 1994, the Committee from time to time granted stock options to executive officers to reinforce the alignment of their long-term interests with those of the shareholders. Stock options were granted at exercise prices not less than the fair market value of the stock on the date of grant and thus have no value unless the value of the Corporation's stock appreciates. During the ten years of the 1984 Incentive Stock Option Plan, the Committee granted options on a total of 294,000 shares, of which 204,000 were exercised and 90,000 are currently unexercised. The Committee granted no incentive stock options during the fiscal year ended March 31, 1996. An important additional equity incentive is provided by the Corporation's Employee Stock Ownership Plan, to which the Corporation contributed 12% of each participating employee's covered compensation for the fiscal year ended March 31, 1996.

The Committee established the base salary of the Corporation's chief executive officer, William R. Thomas, in July 1995 and his discretionary bonus in March 1996. Compensation levels for Mr. Thomas were determined on the basis of the factors cited in the preceding paragraph, all of which are applicable to him as well as other executive officers. Other relevant factors considered by the Committee were the Corporation's performance compared with similar investment companies and Mr. Thomas' role in defining and accomplishing the Corporation's long-term investment objectives and administering its investment management activities.
                                                        Compensation Committee
                                                        James M. Nolan, Chairman
                                                        Graeme W. Henderson
                                                        John H. Wilson

Summary Compensation Table

     The following table sets forth summary information regarding the compensation earned by or paid to William R. Thomas, Chairman of the Board and President; J. Bruce Duty, Senior Vice President; Gary L. Martin, Vice President; Patrick F. Hamner, Vice President; and Tim Smith, Vice President and Secretary-Treasurer, officers of the Corporation whose total compensation earned during the fiscal year ended March 31, 1996 exceeded $100,000.


                                                     Annual Compensation

    Name and                  Fiscal                             Other Annual      All Other
Principal Position             Year      Salary         Bonus   Compensation<F1>  Compensation<F2>
- ------------------             ----      ------         -----   ----------------  ----------------
William R. Thomas               1996     $250,000     $150,417    $18,000         $      -
     Chairman of the            1995      250,000       30,417     15,000                -
     Board and President        1994      246,000       80,417     18,867                -

J. Bruce Duty                   1996      142,375       71,000          -           18,000
     Senior Vice President      1995      135,625       25,729      9,885            5,115
                                1994      127,400       35,417      8,141            4,885

Gary L. Martin                  1996      147,000       26,423          -                -
     Vice President             1995      143,000       27,701          -            5,115
                                1994      140,000       31,796          -            5,087

Patrick F. Hamner               1996       90,250       43,833          -           16,090
     Vice President             1995       83,750       33,542      7,730            4,000
                                1994       78,720       18,333      4,853            2,912

Tim Smith                       1996       84,500       38,583          -           14,770
       Vice President and       1995       78,750       28,333      7,057            3,652
       Secretary-Treasurer      1994       73,410       18,125      4,577            2,746



                                       11


<F1> Amounts  paid to the  executive  officer in lieu of a  contribution  to his
     account  in  an  employee  stock   ownership  plan  for  employees  of  the
     Corporation and one of its wholly-owned subsidiaries (the "ESOP").

<F2> Amounts contributed to the ESOP accounts of each executive officer.

     The aggregate amount of perquisites and other personal benefits provided to Messrs. Thomas, Duty, Martin, Hamner and Smith was less than 10% of the total of annual salary and bonus of such officers.

Additional Compensation Information

     The following table sets forth additional compensation information for the fiscal year ended March 31, 1996 for each of the three highest-paid executive officers whose compensation exceeded $60,000 (William R. Thomas and Gary L. Martin, both of whom are directors of the Corporation, and J. Bruce Duty) and for all other directors (Graeme W. Henderson, James M. Nolan and John H. Wilson), none of whom are employees of the Corporation.


                                                        Pension or Retirement
                                    Aggregate            Benefits Accrued as        Estimated Annual
                                Compensation from       Part of Corporation's         Benefits Upon
Name and Position                the Corporation                Expenses                Retirement
- -----------------                ---------------                --------                ----------
William R. Thomas <F1>              $418,417                     <F3>                     <F4>
   Director, Chairman
    and President

J. Bruce Duty <F1>                   231,375                     <F3>                     <F4>
   Senior Vice President

Gary L. Martin <F1>                  173,423                     <F3>                     <F4>
   Director and Vice
    President

Graeme W. Henderson <F2>              23,500                     None                      None
    Director

James M. Nolan <F2>                   20,000                     None                      None
   Director

John H. Wilson <F2>                   17,500                     None                      None
  Director

                                       12

<F1> See Option  Exercises and Fiscal Year End Values for information  regarding stock options exercised during or held at the end of the fiscal year ended March 31, 1996. See Incentive Stock Option Plan for a description of the Corporation's 1984 Incentive Stock Option Plan, which expired on April 16, 1994; no options were granted during the fiscal year ended March 31, 1996. See Retirement Plans for information on the Corporation's Retirement Plan and Retirement Restoration Plan. See Stock Ownership Plan for a description of the Corporation's Employee Stock Ownership Plan and Summary Compensation Table for amounts contributed to each officer's ESOP account.

<F2> Directors  who are not  employees of the  Corporation  are  compensated  as described under Compensation of Directors and are not participants in the Corporation's Stock Option Plan, Retirement Plan or Employee Stock Ownership Plan.

<F3> As  described in Note 8 to the  Corporation's  Consolidated  Statements  of
     Financial Condition and Consolidated Statements of Operations, the Retirement Plan was overfunded and therefore generated a benefit for the year ended March 31, 1996. After deducting the expense of the unfunded Retirement Restoration Plan, the Corporation's net benefit attributable to both plans was $208,701 for the year ended March 31, 1996. The Corporation's net benefit is not allocated to individual plan participants.

<F4> Individual  retirement  benefits are based on formulas relating benefits to average final compensation and years of credited service. See Retirement Plans which includes a table of estimated annual retirement benefits.



Option Exercises and Fiscal Year End Values

     The  following  table   discloses,   for  the  named  executive   officers,
information regarding stock options exercised during, or held at the end of, fiscal 1996.

                                                    Number of Securities         Value of Unexercised
                      Shares                      Underlying Unexercised         In-the-Money Options
                    Acquired on      Value          Options at 3/31/96              at 3/31/96 <F2>
Name                Exercise (#)  Realized <F1> Exercisable(#)Unexercisable(#)  Exercisable Unexercisable
- ------------       ------------  ------------  ------------------------------  ------------------------
William R. Thomas       -         $       -       8,400          5,600        $174,825    $116,550

J. Bruce Duty        10,000         220,000       5,600          8,400         136,500     204,750

Gary L. Martin        2,000          39,500       4,385          9,615         106,884     234,366

Patrick F. Hamner    10,000         311,250      10,040          9,960         318,975     242,775

Tim Smith            10,000         182,500       3,000         11,000          73,125     268,125



                                       13

<F1> Value  realized  is  calculated  as the  fair  market  value on the date of exercise net of the option exercise price, but before any tax liabilities or transaction costs.

<F2> Value of  unexercised  options is calculated as the closing market price on
     March 31, 1996 ($60.00) net of the option exercise prices, but before any tax liabilities or transaction costs.

Incentive Stock Option Plan

     The Corporation's 1984 Incentive Stock Option Plan (the "Stock Option Plan"), which expired on April 16, 1994, provided for the grant of options, intended to qualify as incentive stock options. All regular salaried employees of the Corporation or officers of the Corporation who were regular salaried employees of the Corporation or one of its subsidiaries were eligible to receive options. No options were granted during the fiscal year ended March 31, 1996.

     The Stock Option Plan was administered by the Corporation's Board of Directors, which approved the officers or employees to whom options were granted, the number of options granted to each officer or employee, the dates of grant, the terms and provisions of the respective option agreements (which need not be identical) and certain other terms and conditions governing the options. The exercise price was not less than the fair market value of the Common Stock on the date the option was granted, and the term of any option did not exceed ten years. The Stock Option Plan provided that outstanding options become immediately exercisable if (i) a person who has not owned 5% or more of the Common Stock for five years acquires 25% or more of the outstanding Common Stock, (ii) there is a change of a majority of the directors of the Corporation if such new directors have not been approved by the incumbent directors, or
(iii) a duly called meeting of shareholders is held for the purpose of either electing an opposing majority of the Board of Directors or voting upon a merger, liquidation or sale of all the assets of the Corporation. The potential cost of the benefits afforded option holders could discourage attempts to acquire the Corporation.

Retirement Plans

     The foregoing Summary Compensation Table does not include any contribution, payment or accrual under a qualified non-contributory retirement plan (the "Retirement Plan") maintained by the Corporation and certain of its wholly-owned subsidiaries as such amounts cannot readily be separately or individually calculated. Messrs. Duty, Hamner, Martin, Smith and Thomas participate in the Retirement Plan. An eligible employee or his survivor will be entitled under the Retirement Plan to receive, upon retirement, death or disability, monthly payments based upon formulas relating benefits to salary and years of credited service, which is generally determined by averaging the five consecutive years of highest compensation prior to retirement. Salaries and bonuses (excluding other annual compensation) reported in the foregoing Summary Compensation Table are substantially identical to compensation covered by the Retirement Plan ("Covered Compensation").

     The following table sets forth, for purposes of illustration, the estimated annual retirement benefit payable under the Retirement Plan as a straight life annuity, after deduction of certain projected Social Security benefits, upon retirement to participants of specified Covered Compensation and years of credited service who are fully vested (five years of service). Messrs. Duty, Hamner, Martin, Smith and Thomas had 16, 14, 23, 6 and 34 years, respectively, of credited service under the plan as of May 1, 1996. All calculations assume retirement at age 65 (normal retirement age) and are based on the Social Security law in effect on January 1, 1996.

Total Covered                         Estimated Annual Benefits
Compensation                             Based on Service of:
                   15 Years      20 Years     25 Years     30 Years     35 Years
                   ------------------------------------------------------------
$125,000...........$ 34,811      $ 46,415     $ 58,019     $ 69,623     $ 81,226
 150,000...........  42,311        56,415       70,519       84,623       98,726
 175,000...........  49,811        66,415       83,019       99,623      116,226
 200,000...........  57,311        76,415       95,519      114,623      133,726
 225,000...........  64,811        86,415      108,019      129,623      151,226
 250,000...........  72,311        96,415      120,519      144,623      168,726
 300,000...........  87,311       116,415      145,519      174,623      203,726
 350,000........... 102,311       136,415      170,519      204,623      238,726
 400,000........... 117,311       156,415      195,519      234,623      273,726

     Certain of the amounts in the above table are subject to reduction because applicable federal regulations limit the amount of annual benefits payable to certain higher-paid participants under a tax-qualified retirement plan such as the Retirement Plan. The extent of such reductions will vary in individual cases according to circumstances existing at the time pension payments commence. Consequently, the Corporation and certain of its wholly-owned subsidiaries have adopted an unfunded benefit equalization plan (the "Retirement Restoration Plan") to compensate employees of the Corporation and chief executive officers of certain of the Corporation's wholly-owned subsidiaries for the loss of retirement benefits resulting from such limitations. This Retirement Restoration Plan provides for the payment, upon retirement, of the difference between the maximum annual payment permissible under the Retirement Plan pursuant to federal limitations and the amount which would otherwise have been payable.

     Mr. Thomas will be entitled to an additional annual retirement benefit as a result of his credited service prior to April 1972 under a retirement benefit formula of the Corporation's Retirement Plan which was modified for credited service subsequent to April 1972. Assuming Mr. Thomas had retired on March 31, 1996, the annual retirement benefit payable to Mr. Thomas under the Retirement Plan and the Retirement Restoration Plan described above would have been $304,854.

Stock Ownership Plan

     The Corporation participates in an employee stock ownership plan for employees of the Corporation and one of its wholly-owned subsidiaries in which Messrs. Duty, Hamner and T. Smith participate. The Whitmore Manufacturing Company maintains an employee stock ownership plan for its employees, in which Mr. Martin participates. Employees who have completed one year of credited service, as defined in the plan, are eligible to participate in the ESOP. Contributions to the ESOP are discretionary, within limits established by the Internal Revenue Code of 1986. Funds contributed to the trust established under the ESOP are applied by the trustees to the purchase, in the open market at prevailing market prices, of Common Stock of the Corporation. A participant's interest in contributions to the ESOP fully vests after five years of credited service, and such vested interest is distributed to a participant at retirement, death or total disability, or after a one year break in service resulting from termination of employment for any other reason. See Note (1) to the table under STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

          APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2)

     The Board of Directors has appointed the firm of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending March 31, 1997, subject to approval by the shareholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

     In order to approve the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending March 31, 1997, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the Annual Meeting.

                  AMENDMENT OF FUNDAMENTAL INVESTMENT POLICIES
                         OF THE CORPORATION (PROPOSAL 3)

     The existing fundamental investment policies of the Corporation were approved by the shareholders in 1984 in conjunction with authorizing the Corporation to elect to become a business development company ("BDC"). The Corporation made this election in 1988.

     The Corporation has adopted a number of investment policies, which policies are filed with the Securities and Exchange Commission in accordance with the 1940 Act. Certain of such investment policies of the Corporation, the fundamental investment policies, may be amended only with the required approval of the shareholders of the Corporation; others, the non-fundamental investment policies, may be changed by the Board of Directors of the Corporation without such approval.

     To enlarge the Corporation's ability to obtain borrowed funds for its investment activities and other purposes, the management of the Corporation proposes that the fundamental investment policies of the Corporation be amended to enable the Corporation:

     1) To borrow money from banks, insurance companies, other institutional lenders and/or other sources of capital, on a secured or unsecured basis. (The existing policy does not encompass other sources of capital or permit borrowing on a secured basis).

     2) To reduce its required asset coverage (defined in the 1940 Act as the ratio which the value of the total assets less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such issuer) to 200% for the Corporation individually and for the Corporation and its wholly-owned subsidiary (CSVC) on a consolidated basis. (The existing policy, which requires 300% asset coverage, would limit the Corporation's indebtedness represented by senior securities to approximately $94,523,000 on a consolidated basis as of March 31, 1996; the proposed 200% asset coverage policy would limit the Corporation's indebtedness represented by senior securities to approximately $189,047,000 on the same date. The Corporation had $50,000,000 in indebtedness represented by senior securities at March 31, 1996, which was subsequently repaid. Although the Corporation has no present plan to increase its indebtedness represented by senior securities, it may in the future rely extensively on such indebtedness, up to the proposed 200% asset coverage limit).

     The proposed amendments outlined above affect only paragraph A.(2) of the Corporation's fundamental investment policies. This paragraph as it would be amended is set forth below with a line drawn through deletions (---deletions---) and a line drawn below additions (additions):
                                  ---------

     A.(2) The  Corporation  may borrow money from banks,  insurance  companies,
- ---and/or--- other institutional  investors and/or other sources of capital on a
                                            -------------------------------    -
secured or unsecured basis, and issue senior debt securities when and as, in the
- ----------
opinion of the Board of Directors, such action will serve the best interests of the Corporation. Such securities may be in series, with such interest rates and sinking or purchase funds and other terms and provisions, including conversion rights and conversion prices, as may be deemed advisable by the Board of Directors. Borrowings and issuance of senior debt securities by the Corporation will be subject to the limitations of the 1940 Act and its rules and
                                                                 ---
regulations,  as modified by any exemptive orders issued thereunder.  Borrowings
              ------------------------------------------
and senior debt securities of the Corporation, individually, and the Corporation and its wholly-owned subsidiary, Capital Southwest Venture Corporation ("CSVC")
- ---formerly named CSC Capital Corporation---) on a consolidated basis, will be limited to amounts which will have an asset coverage of at least ---300%--- 200%.
- ----

Shareholder Vote Required

     The affirmative vote of the holders of a majority of the Corporation's outstanding voting securities (Common Stock), as such term is defined in the 1940 Act (see definition on pages 1 and 2 of this Proxy Statement), is required to approve the proposed amendment to the fundamental investment policies of the Corporation. The proposed amendment of the fundamental investment policies of the Corporation will become effective upon shareholder approval, subject to compliance with the terms of a pending exemptive order for which an application has been submitted to the SEC. There is no assurance that the requested relief will be granted by the SEC; therefore, the proposed amendment will not be effective in the absence of a compatible SEC exemptive order. Other than the proposed amendments to the fundamental investment policies of the Corporation and CSVC, the pending application for an SEC exemptive order does not include any matters requiring shareholder approval.

     The Board of Directors of the Corporation recommends that shareholders vote FOR the proposal to amend the Corporation's fundamental investment policies.

                  AMENDMENT OF FUNDAMENTAL INVESTMENT POLICIES
                              OF CSVC (PROPOSAL 4)

     As a registered investment company under the 1940 Act, CSVC has its own investment policies which contemplate the operation of CSVC as an SBIC subject to the Small Business Investment Act of 1958. Those policies of CSVC identified as fundamental investment policies may not be changed without the approval of the shareholders of the Corporation. The non-fundamental policies of CSVC may be changed by the Board of Directors without approval of the shareholders of the Corporation.

     To enhance CSVC's ability to obtain borrowed funds for its investment activities and other purposes, the management of the Corporation proposes that the fundamental investment policies of CSVC be amended as follows:

     1) To enable CSVC to borrow money from other sources of capital in addition to Capital Southwest Corporation, SBA and/or institutional lenders whose loans are guaranteed by SBA. (The existing policy does not encompass other sources of capital.)

     2) To eliminate the existing limitation against the Corporation's guaranteeing CSVC's borrowing. (The existing policy's limitation of such guarantees by the Corporation is deemed to be unnecessary and unduly restrictive. The Corporation has no present plan to guarantee CSVC's indebtedness, but may in the future provide such guarantees.)

     3) To eliminate the existing limitation that CSVC's borrowing be limited to four times the amount of its paid-in capital and surplus. (The existing policy's limitation is, in the opinion of management of the Corporation, an unnecessary restriction of CSVC's potential borrowing, which is governed by both the SBA and the 1940 Act as modified by any exemptive orders issued thereunder. CSVC has no present plan to increase its indebtedness, but may in the future rely extensively on borrowed funds.)

     The proposed amendments outlined above affect only paragraph A.(2) of CSVC's fundamental investment policies. This paragraph as it would be amended is set forth below with a line drawn through deletions (---deletions---) and a line drawn below additions (additions):
                       ---------

     A.(2) CSVC may borrow from Capital Southwest Corporation ("CSC"), from
                                                                       -----
other sources of capital,  and from the Small  Business  Administration  ("SBA")
- -------------------------   and/or   institutional   lenders   whose  loans  are
guaranteed by SBA, on whatever basis SBA may from time to time establish for lending or providing guarantees for indebtedness of small business investment companies --- provided that CSC will not guarantee any such borrowing---. However, CSVC may not borrow from any person other than CSC, if CSC has outstanding publicly distributed senior securities.--- In no event will CSVC borrowing in the aggregate exceed four times the amount of its paid in capital and surplus.--- All borrowing by CSVC will conform to the requirements of the
                  --------------------------------------------------------------
1940 Act and its rules and  regulations,  as  modified by any  exemptive  orders
- --------------------------------------------------------------------------------
issued thereunder.
- ------------------


     The introductory paragraph which preceded the fundamental investment policies of CSVC set forth in the 1984 Proxy Statement of the Corporation and non-fundamental investment policy B.(6) in the same 1984 Proxy Statement indicated that CSVC would elect to be a BDC as soon as it becomes possible to do so without loss of status as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. Because of an ambiguity in Subchapter M, CSVC's classification as a BDC could adversely affect both its ability and the Corporation's ability to qualify to be taxed as a regulated investment company; therefore, CSVC will not elect to become a BDC in the forseeable future. However, in accordance with paragraph A.(9) of its fundamental investment policies, CSVC, upon any future election to be a BDC, will at all times operate within the limits and restrictions imposed upon a BDC by the 1940 Act and the rules and regulations thereunder, as amended from time to time.

Shareholder Vote Required

     The affirmative vote of the holders of a majority of the Corporation's outstanding voting securities (Common Stock), as such term is defined in the 1940 Act (see definition on pages 1 and 2 of this Proxy Statement), is required to approve the proposed amendment to the fundamental investment policies of CSVC. The proposed amendment of the fundamental investment policies of CSVC will become effective upon shareholder approval, subject to compliance with the terms of a pending exemptive order for which an application has been submitted to the SEC. There is no assurance that the requested relief will be granted by the SEC; therefore, the proposed amendment will not be effective in the absence of a compatible SEC exemptive order. Other than the proposed amendments to the fundamental investment policies of the Corporation and CSVC, the pending application for an SEC exemptive order does not include any matters requiring shareholder approval.

     The Board of Directors of the Corporation recommends that shareholders vote FOR the proposal to amend CSVC's fundamental investment policies.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the 1997 Annual Meeting of Shareholders must be received by the Secretary of the Corporation, 12900 Preston Road, Suite 700, Dallas, Texas 75230, no later than February 3, 1997. Mere submission of a proposal for consideration does not guarantee its inclusion in the proxy material or presentation at the meeting. All shareholder proposals are subject to the rules under the federal securities laws.

                       EXPENSES OF SOLICITATION OF PROXIES

     In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                  ANNUAL REPORT

     The Annual Report to Shareholders covering the fiscal year ended March 31, 1996 accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

     A copy of the fiscal 1996 Form 10-K report to the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to Tim Smith, Secretary, Capital Southwest Corporation, 12900 Preston Road, Suite 700, Dallas, Texas 75230. Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Corporation on May 31, 1996. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees.

     Please date, sign and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.

                                              By Order of the Board of Directors
                                                           TIM SMITH
                                                           Secretary
Dallas, Texas
June 5, 1996

                          CAPITAL SOUTHWEST CORPORATION
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - JULY 15, 1996
     The undersigned (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Southwest Corporation, a Texas corporation, (the "Corporation") to be held on Monday, July 15, 1996, at 10:00 a.m., Dallas time, in the Meeting Room (1st Floor) of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, and the Proxy Statement in connection therewith; and (2) appoints Graeme W. Henderson, William R. Thomas and John H. Wilson, and each of them, his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted:

1.   Election of Directors

     [ ] FOR all nominees listed below (except as marked to the contrary below).

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

Graeme W. Henderson,  Gary L. Martin, James M. Nolan, William R. Thomas and John
H. Wilson

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- --------------------------------------------------------------------------------

2. Proposal to approve the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation.

                 [ ] FOR             [ ]  AGAINST                 [ ] ABSTAIN

3.   Proposal to amend the fundamental investment policies of the Corporation.

                 [ ] FOR             [ ] AGAINST                  [ ] ABSTAIN

4. Proposal to amend the fundamental investment policies of Capital Southwest Venture Corporation, the Corporation's wholly-owned subsidiary.

                 [ ] FOR             [ ] AGAINST                  [ ] ABSTAIN

5. In the discretion of the proxies, on any other matter that may properly come before the meeting or, subject to the conditions in the Proxy Statement, any adjournment thereof.

                          IMPORTANT: SIGN ON OTHER SIDE

                            CONTINUED FROM OTHER SIDE

     This proxy when properly executed will be voted in the manner directed. Unless otherwise marked, this proxy will be voted for the election of the persons named on the reverse side hereof and for each of the proposals referred to under (2), (3) and (4).

     If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.

                                Date:     ________________________________, 1996

                                ------------------------------------------------
                                               Signature of Shareholder

                                ------------------------------------------------
                                               Signature of Shareholder

                                ------------------------------------------------
                                                 Title, if applicable

                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. EACH JOINT TENANT SHOULD SIGN. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.